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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 21, 2008

                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

              Nevada                                           13-3632859
   (State or other jurisdiction                              (IRS Employer
        of incorporation)                                Identification Number)

                                    000-21846
                            (Commission File Number)


    3030 Bunker Hill Street, Suite 4000                     92109
           San Diego, California                          (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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FORWARD-LOOKING STATEMENTS

         This Form 8-K and other reports filed by Aethlon Medical, Inc., a Nevada corporation ("Registrant" or the "Company"), from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 15, 2008, the Company entered into an agreement with James
A. Joyce, the Company's Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary, pursuant to which the Company granted Mr. Joyce a non-statutory stock option to acquire an aggregate of 2,000,000 shares of the Company's common stock at an exercise price of $0.25 per share. The exercise price was set based on the closing price of the Company's common stock on November 13, 2008, the date on which the Company's Board of Directors approved the grant of the option. The option vested on December 15, 2008, the date of grant, with respect to 1,000,000 shares, will vest as to 500,000 shares on December 31, 2009 and will vest as to the remaining 500,000 shares on December 31, 2010. Unless terminated earlier in accordance with the agreement, the option, to the extent unexercised, will expire on November 13, 2018.

         On December 15, 2008, the Company entered into separate agreements with Franklyn S. Barry and Edward G. Broenniman, two of the Company's non-employee directors, pursuant to which the Company granted to each such director a non-statutory stock option to acquire an aggregate of 500,000 shares of the Company's common stock at an exercise price of $0.41 per share. The exercise price was set based on the closing price of the Company's common stock on June 4, 2008, the date on which the Company's Board of Directors approved the grant of each option. In the case of each grant, the option vested on December 15, 2008, the date of grant, with respect to 333,333 shares and will vest as to the remaining 166,667 shares on June 4, 2009. Unless terminated earlier in accordance with its respective agreement, each option, to the extent unexercised, will expire on June 4, 2018.

         In addition, on December 15, 2008, the Company entered into an agreement with Richard H. Tullis, Vice President, Chief Science Officer and a director of the Company, pursuant to which the Company granted to Mr. Tullis a non-statutory stock option to acquire an aggregate of 750,000 shares of the Company's common stock at an exercise price of $0.41 per share. The exercise price was set based on the closing price of the Company's common stock on June 4, 2008, the date on which the Company's Board of Directors approved the grant of the option. The option will vest as to 250,000 on June 4, 2009, 250,000 shares on June 4, 2010 and to the remaining 250,000 shares on June 4, 2011. Unless terminated earlier in accordance with the agreement, the option, to the extent unexercised, will expire on June 4, 2018.

         The foregoing description of the options granted to Mr. Joyce, Mr. Barry, Mr. Broenniman and Mr. Tullis does not purport to be complete and is qualified in its entirety by their respective Stock Option Agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated herein by reference.

         On November 21, 2008, Mr. Harold Handley was terminated from his position as President of the Company. At this time, no replacement has been made. Mr. Handley's primary role with the Company was regulatory oversight. The Company plans to utilize consulting firms specializing in regulatory matters for the near future.



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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     -----------
10.1            Stock Option Agreement of James A. Joyce
10.2            Stock Option Agreement of Franklyn S. Barry
10.3            Stock Option Agreement of Edward G. Broenniman
10.4            Stock Option Agreement of Richard H. Tullis



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AETHLON MEDICAL, INC.

                                            By: /s/ James A. Joyce
                                                --------------------------------
                                                James A. Joyce
Dated: December 19, 2008                        Chief Executive Officer




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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
10.1            Stock Option Agreement of James A. Joyce
10.2            Stock Option Agreement of Franklyn S. Barry
10.3            Stock Option Agreement of Edward G. Broenniman
10.4            Stock Option Agreement of Richard H. Tullis